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[NEW YORK LIFE LIFESTAGES(R) ANNUITIES LOGO]                           QW1537225

                                 APPLICATION FOR
                            DEFERRED VARIABLE ANNUITY
   TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A DELAWARE CORPORATION) FLEXIBLE PREMIUM RETIREMENT ANNUITY AT AGE 85 OR 10 YEARS (IF AGE 76 TO 85)

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
51 MADISON AVENUE, NEW YORK, NY 10010
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1. WHICH PRODUCT ARE YOU APPLYING FOR? (CHOOSE ONLY ONE)
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[ ] New York Life LifeStages(R) Flexible Premium Variable Annuity | [ ] New York Life LifeStages(R) Variable Annuity
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2. WHO WILL BE THE OWNER OF THIS CONTRACT?
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Name (First, M.I., Last)                     | Date of Birth         |   Male   Female       | Social Security or Tax ID No.
                                             |  Month | Day |  Year  |                       |
                                             |        |     |        |   [ ]      [ ]        |
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Mailing Address-Street                                               | City                           | State      | Zip Code
                                                                     |                                |            |
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Home Telephone Number          | Business Telephone Number     | Relationship to Annuitant
(        )                     | (        )                    |
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Joint Owner Name, if any (First, M.I., Last) | Relationship to Owner:   | Date of Birth         | Male Female | Social Security or
                                             |                          |  Month | Day |  Year  |             | Tax ID No.
                                             |                          |        |     |        | [ ]    [ ]  |
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3. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [ ]. IF OTHER THAN OWNER, COMPLETE BELOW:
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Name (First, M.I., Last)                     | Date of Birth         |   Male   Female       | Social Security or Tax ID No.
                                             |  Month | Day |  Year  |                       |
                                             |        |     |        |   [ ]      [ ]        |
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Mailing Address-Street                       | City                           | State      | Zip Code  | Home Telephone Number
                                             |                                |            |           | (    )
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4. HOW WILL YOU PAY FOR THIS CONTRACT? (ATTACH CHECK PAYABLE TO NYLIAC)
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A. Amount Paid                       | B. Flexible Planned Premium Amount - for C-O-M or Employer Billing only
   $                                 |    $
     ------------------              |      ------------------
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NOTE: If you indicated a dollar amount in B, please check one:
      [ ] C-O-M (Complete Form 18492)          [ ] Employer Billing Arrangement (Complete Form 18483)
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5. WHO WILL BE THE BENEFICIARY(IES) OF THIS CONTRACT?
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Name:                                                   | Relationship to Owner:                                     | Percentage:
                                                        |                                                            |
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Name:                                                   | Relationship to Owner:                                     | Percentage:
                                                        |                                                            |
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NOTE: Please use Question 10 to name a Contingent Beneficiary.

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6. IS THIS A TAX-QUALIFIED PLAN OR AN IRC 457 DEFERRED COMPENSATION PLAN? IF SO, PLEASE SPECIFY.
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    [ ] IRA   | Current Year Contribution       | Prior Year Contribution       | Transfer Amount              | Rollover Amount
              | $                    Year       | $                  Year       | $                            | $
              |                          ------ |                        ------ |                              |
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    [ ] SEP   | Current Year Contribution       | Prior Year Contribution       | Transfer Amount              | Rollover Amount
              | $                    Year       | $                  Year       | $                            | $
              |                          ------ |                        ------ |                              |
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    [ ] TSA   | Transfer Amount                 | [ ] IRC 457 DEFERRED COMPENSATION PLAN
              | $                               |
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Is this an Employer Sponsored Plan: [ ] Yes  [ ] No              | Check here if ERISA Plan: [ ]
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NOTE: If this is an IRA/SEP transfer/rollover or TSA transfer, please complete and attach Form 18500.
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7. IS THIS A NON-QUALIFIED PLAN? IF SO, PLEASE CHECK ONE.
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Is this a 1035 Exchange? [ ] Yes  [ ] No        NOTE: If yes, please complete and attach Form 18263.
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